SUPPLEMENT DATED APRIL 30, 2012

TO PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

TO PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA AND KEYPORT ADVISOR VISTA

TO PROSPECTUSES DATED DECEMBER 31, 2003
FOR KEYPORT ADVISOR OPTIMA, KEYPORT ADVISOR CHARTER, AND
KEYPORT OPTIMA

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
KEYPORT VARIABLE ACCOUNT A

On April 2, 2012, shareholders approved the merger of the Invesco V.I. Capital Appreciation Fund into the Invesco Van Kampen V.I. Capital Growth Fund after the close of business on April 27, 2012. Therefore, Invesco V.I. Capital Appreciation Fund is no longer available for investment and all references to the fund are hereby deleted from each of prospectuses listed above.

Effective immediately, the Invesco Van Kampen V.I. Capital Growth Fund has changed its name to Invesco Van Kampen V.I. American Franchise Fund.

Please retain this supplement with your prospectus for future reference.

Keyport (US) 4/2012